UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2010

COLDWATER CREEK INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-21915 (Commission File Number)	82-0419266 (I.R.S. Employer Identification No.)

One Coldwater Creek Drive, Sandpoint, Idaho	83864
(Address of principal executive offices)	(Zip Code)

(208) 263-2266

(Registrant’s telephone number,

including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2010, the Compensation Committee of the Board of Directors of Coldwater Creek Inc. (the “Company”) approved the award of restricted stock units to certain employees of the Company, including James A. Bell, Senior Vice President and Chief Financial Officer, and John E. Hayes III, Senior Vice President and General Counsel. The number of shares of common stock underlying the restricted stock units awarded to Mr. Bell and Mr. Hayes is 37,500 and 42,500, respectively. Half of the restricted stock units granted will vest and be deliverable on June 12, 2013, subject to the employee’s continued employment with the Company and the receipt of satisfactory performance reviews. The other half of the restricted stock units will also be deliverable on June 12, 2013, subject to the achievement of a combined earnings before interest expense and taxes (EBIT) target for the fiscal years ending 2010, 2011 and 2012, as well as continued employment with the Company and the receipt of satisfactory performance reviews. The number of shares actually awarded under these units will range from 0 to 200% of the base award amount, depending on the Company’s EBIT during the performance period.

The restricted stock units will further be subject to the other terms and conditions of the Company’s Amended and Restated Stock Option/ Stock Issuance Plan and form of Stock Unit Agreement.

Item 5.07               Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Stockholders of Coldwater Creek Inc. was held on June 12, 2010. At such meeting, the following proposals were voted upon and approved:

Proposal No. 1: To elect three class II directors to the Company’s Board of Directors.

	For	Withheld
James R. Alexander	56,654,271	1,733,659
Jerry Gramaglia	56,649,119	1,738,811
Kay Isaacson-Leibowitz	56,651,003	1,736,927

Continuing Directors:

Curt Hecker

Georgia Shonk Simmons

Michael J. Potter

Dennis C. Pence

Robert H. McCall

Frank M. Lesher

Proposal No. 2: To approve the material terms of the performance criteria for executive incentive compensation.

For	Against	Abstain	Broker non-votes
59,008,598	3,645,455	264,933	—

Proposal No. 3: To ratify the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for fiscal 2010.

For	Against	Abstain	Broker non-votes
62,819,802	87,559	11,625	—

As of the record date, April 16, 2010, there were 92,221,804 shares of common stock outstanding and entitled to vote at the meeting. On the meeting date, holders of 62,918,986 shares were present in person or by proxy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 17, 2010

COLDWATER CREEK INC.

/s/ James A. Bell
James A. Bell
Senior Vice President, Chief Financial Officer